UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 22, 2020 (May 20, 2020)

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NSP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
On May 21, 2020, the Board of Directors of Insperity, Inc. (the “Company”) declared a dividend of one right (“Right”) for each outstanding share of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), to stockholders of record at the close of business on June 1, 2020. Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share (a “Fractional Share”) of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), at a purchase price of $255.00 per Fractional Share, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Rights Agreement dated as of May 21, 2020 as it may from time to time be supplemented or amended (the “Rights Agreement”) between the Company and Computershare Trust Company, N.A., as Rights Agent.
Initially, the Rights will be attached to all outstanding shares of Common Stock, and no separate certificates for the Rights (“Rights Certificates”) will be distributed. The Rights will separate from the Common Stock and a “Distribution Date” will occur, with certain exceptions, upon the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 10% (or 20% in the case of a “13G Investor,” as defined in the Rights Agreement) or more of the outstanding shares of Common Stock (the date of the announcement being the “Stock Acquisition Date”), or (ii) ten business days following the commencement of a tender offer or exchange offer that would result in a person’s becoming an Acquiring Person. In certain circumstances, the Distribution Date may be deferred by the Board of Directors. Certain inadvertent acquisitions will not result in a person’s becoming an Acquiring Person if the person promptly divests itself of sufficient Common Stock. If at the time of the adoption of the Rights Agreement, any person or group of affiliated or associated persons is the beneficial owner of 10% (or 20% in the case of a 13G Investor) or more of the outstanding shares of Common Stock, such person shall not become an Acquiring Person unless and until certain increases in such person’s beneficial ownership occur or are deemed to occur. Until the Distribution Date, (a) the Rights will be evidenced by the Common Stock certificates (together with a copy of this Summary of Rights or bearing the notation referred to below) and will be transferred with and only with such Common Stock certificates, (b) new Common Stock certificates issued after June 1, 2020 will contain a notation incorporating the Rights Agreement by reference and (c) the surrender for transfer of any certificate for Common Stock (with or without a copy of this Summary of Rights) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. If any Common Stock is held in book-entry accounts through a direct registration service of the Company’s transfer agent, the associated Rights will be evidenced and transferred as set forth in the Rights Agreement.
The Rights are not exercisable until the Distribution Date and will expire at the close of business on May 20, 2021, unless earlier redeemed or exchanged by the Company as described below.
Certain synthetic interests in securities created by derivative positions-whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Securities Exchange Act of 1934 are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts. Swaps dealers unassociated with any control intent or intent to evade the purposes of the Rights Agreement are excepted from such imputed beneficial ownership.
As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, from and after the Distribution Date, the separate Rights Certificates alone will represent the Rights. All shares of Common Stock issued prior to the Distribution Date will be issued with Rights. Shares of Common Stock issued after the Distribution Date in connection with certain employee benefit plans or upon conversion of certain securities will be issued with Rights. Except as otherwise determined by the Board of Directors, no other shares of Common Stock issued after the Distribution Date will be issued with Rights. If the Company elects to distribute any Rights by crediting book-entry accounts, such Rights will be credits to the book-entry accounts, separate Rights Certificates will not be issued with respect to such Rights, and any legend may be placed on the relevant direct registration transaction advice instead of on a Rights Certificate.
In the event (a “Flip-In Event”) that a person becomes an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms that a majority of the directors of the Company who are not, and are not representatives, nominees, Affiliates or Associates of, an Acquiring Person or the person making the offer determines to be fair to and otherwise in the best interests of the Company and its stockholders (a “Permitted Offer”)), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, a number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a Current Market Price (as defined in the Rights Agreement) equal to two times the exercise price of the Right. Notwithstanding the foregoing, following the occurrence of any Triggering Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by or transferred to an Acquiring Person (or by certain related parties) will be null and void in the circumstances set forth in the Rights Agreement. However, Rights are not exercisable following the occurrence of any Flip-In Event until such time as the Rights are no longer redeemable by the Company as set forth below.
In the event (a “Flip-Over Event”) that, at any time from and after the time an Acquiring Person becomes such, (i) the Company is acquired in a merger or other business combination transaction (other than certain mergers that follow a Permitted Offer), or (ii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights that are voided as set forth above) shall thereafter have the right to receive, upon exercise, a number of shares of common stock of the acquiring company having a Current Market Price equal to two times the exercise price of the Right. Flip-In Events and Flip-Over Events are collectively referred to as “Triggering Events.”
The number of outstanding Rights associated with a share of Common Stock, or the number of Fractional Shares of Preferred Stock issuable upon exercise of a Right and the Purchase Price, are subject to adjustment in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock occurring prior to the Distribution Date. The Purchase Price payable, and the number of Fractional Shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of certain transactions affecting the Preferred Stock.
With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock that are not integral multiples of a Fractional Share are required to be issued upon exercise of Rights and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.
At any time until ten days following the first date of public announcement of the occurrence of a Flip-In Event, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right, payable, at the option of the Company, in cash, shares of Common Stock or such other consideration as the Board of Directors may determine. Immediately upon the effectiveness of the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 redemption price.
At any time after the occurrence of a Flip-In Event and prior to a person’s becoming the beneficial owner of 50% or more of the shares of Common Stock then outstanding or the occurrence of a Flip-Over Event, the Company may exchange the Rights (other than Rights owned by an Acquiring Person or an affiliate or an associate of an Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, and/or other equity securities deemed to have the same value as one share of Common Stock, per Right, subject to adjustment.
Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights should not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for the common stock of the acquiring company as set forth above or are exchanged as provided in the preceding paragraph.
Any of the provisions of the Rights Agreement may be amended by the Board of Directors as long as the Rights are redeemable. Thereafter, the provisions of the Rights Agreement may be amended by the Board of Directors in order to cure any ambiguity, defect or inconsistency, to make changes that do not materially adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to lengthen the time period governing redemption shall be made at such time as the Rights are not redeemable.
A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an exhibit to this Current Report on Form 8-K. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.
The Rights will have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Company’s Board of Directors. As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition may be favorable to the interests of the Company’s stockholders. Because the Company’s Board of Directors can redeem the Rights, amend the Rights Agreement or approve a Permitted Offer, the Rights should not interfere with a merger or other business combination approved by the Board of Directors of the Company.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
As previously announced, Austin Young retired from the Board of Directors, effective as of the adjournment of the 2020 Annual Meeting of Stockholders of Insperity, Inc. held on May 20, 2020 (the "2020 Annual Meeting").
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
In connection with the Rights Agreement, the Company filed a Certificate of Designations with respect to the Series A Junior Participating Preferred Stock setting forth the terms of the Preferred Stock issuable upon exercise of the Rights. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 20, 2020, Insperity held its 2020 Annual Meeting at its corporate headquarters in Kingwood, Texas. The results of the matters submitted to a vote of the stockholders at the 2020 Annual Meeting were as follows:

(i)	To elect the persons named below as Class I directors for a term expiring at the 2023 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes

Timothy T. Clifford	31,714,433	111,377	36,160	3,483,310
Ellen H. Masterson	31,775,185	51,670	35,115	3,483,310
Latha Ramchand	31,776,170	50,634	35,166	3,483,310

(ii)	To cast an advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes

31,103,703	462,686	295,581	3,483,310

(iii)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain

34,739,088	568,839	37,353

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit
3.1	Certificate of Designations of Series A Junior Participating Preferred Stock.
4.1
Rights Agreement dated as of May 21, 2020 between Insperity, Inc. and Computershare Trust Company, N.A., as Rights Agent, which includes as Exhibit A the form of Certificate of Designations of Series A Junior Participating Preferred Stock setting forth the terms of the Preferred Stock, as Exhibit B the form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Stock. Pursuant to the Rights Agreement, Rights Certificates will not be mailed until after the Distribution Date (as defined in the Rights Agreement).

99.1	Press Release, dated May 21, 2020, issued by Insperity, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:     /s/ Daniel D. Herink
Daniel D. Herink
Senior Vice President of Legal, General Counsel and Secretary

Date: May 22, 2020